SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934.



       Date of report (Date of earliest event reported): December 31, 2001



                           Commission File No. 0-22273




                          Sonic Jet Performance, Inc..
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             (Exact Name of Registrant as Specified in Its Charter)


       Colorado                                                84-1383888
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(State or Other Jurisdiction of                         (I.R.S. Employer
Incorporation or Organization)                          Identification No.)


15662 Commerce Lane, Huntington Beach, CA.                       92649
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    (Address of principal executive offices)                 (ZIP Code)


                                 (714) 895-0944
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              (Registrant's Telephone Number, Including Area Code)


                                 Not applicable
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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 1.   CHANGE IN CONTROL

         On December 27, 2001, Ashford Capital, LLC ("Ashford") purchased shares of our Series B Convertible Preferred Stock (the "Series B Stock"), which are, in the aggregate, convertible into 20% of the outstanding shares of our common stock (the "Common Stock"). Ashford, as the holder of the Series B Stock, has the right to vote, with the holders of Common Stock, on any matter to which the Common Stock holders are entitled to vote, the number of shares of Common Stock into which the Series B Stock is convertible. In connection with the purchase, Ashford obtained the right to appoint three of five of our directors. We also granted Ashford piggyback registration rights.

         The Series B Stock was purchased pursuant to a Series B Convertible Preferred Stock Purchase Agreement ("Series B Agreement") we entered into with Ashford Capital, LLC ("Ashford") on December 27, 2001. Ashford purchased 10 shares of our Series B Stock, for a price of $2,500 per share, or an aggregate of $25,000. In connection with the Series B Agreement, we amended our Articles of Incorporation by filing a Certificate of Designation with the Secretary of State of Colorado (the "Series B Designation"). Under the Series B Designation, each share of Series B Stock is convertible into 2% of the outstanding shares of our Common Stock, on a fully diluted basis, measured at the time of the conversion. The holder may convert the Series B Stock into shares of Common Stock, at any time, however, shares not voluntarily converted by the one-year anniversary date of the Agreement shall automatically convert. If we are liquidated, distribute our assets, dissolve or wind-up (a "Liquidation"), the holders of Series B Stock shall receive the greater of (i) $2,500 per share of Series B Stock they hold at the time of such Liquidation, or (ii) their pro rata share of the total value of our assets and funds to be distributed, assuming the Series B Stock is converted to Common Stock.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         None.


ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         None.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         None.

ITEM 5.  OTHER EVENTS

Series C Preferred Stock Financing

         On December 27, 2001, we completed a sale of shares of our Series C Convertible Preferred Stock (the "Series C Stock") pursuant to a Series C Convertible Preferred Stock Purchase Agreement ("Series C Agreement") dated December 27, 2001. We issued the purchaser five shares of our Series C Stock, for a price of $10,000 per share, or an aggregate of $50,000.

         In connection with the Series C Agreement, we amended our Articles of Incorporation, by filing a Certificate of Designation with the Secretary of State of Colorado (the "Series C Designation"). Each share of Series C Stock is convertible into a number of shares of Common Stock that equals the sum of (1) the quotient obtained by dividing $10,000 by eighty-five percent (85%) of the average of the lowest three (3) intra-day bids of the Common Stock on the primary exchange, quotation system or market on which it is listed, over the 10 trading days immediately preceding the date of the conversion (the "Base Conversion Shares"), and (2) twenty percent (20%) of the Base Conversion Shares.

         We agreed to file by February 25, 2002, a registration statement with the Securities and Exchange Commission to register the Base Conversion Shares. We also agreed that if the registration statement has not been declared effective by March 27, 2002, because we have failed to respond to SEC comments, we must pay the purchaser a penalty equal to five percent of the purchase price of the Series C Stock, (i) on March 28, 2002, and (ii) on each subsequent monthly anniversary of such date until the registration statement is effective.

         In the event of a Liquidation, the holders of Series C Stock shall be entitled to receive one hundred and fifty percent (150%) of the amount of consideration paid for the Series C Stock, after which time the holders of Series B Stock and Series C Stock shall participate in the Liquidation, on a pro rata basis, based on the number of shares of the Common Stock into which the Series B Stock and the Series C Stock are convertible at the time of the Liquidation. The holders of Series C Stock have no voting rights.

Amendment of Certain Agreements

           On December 20, 2001, we entered into an agreement with Encore Capital Management, LLC ("Encore Capital"), JNC Opportunity Fund, Ltd. (the "Opportunity Fund") and JNC Strategic Fund, Ltd. (the "Strategic Fund", and together with "Encore Capital" and the "Opportunity Fund", "Encore"). Encore released us from all prior known and unknown claims, including, those relating to certain loan and other transactions we entered into with Encore in November 1999, and modified in June 2001. In exchange for the release, we agreed that if at the time we have received an aggregate of $500,000 in capital infusions (the "Equity Infusion"), Encore's percentage ownership interest in our equity securities (as adjusted for any stock splits, combinations, etc) constitutes less than 18% of our then issued and outstanding shares of common stock, we will issue Encore a number of shares of common stock which when added to Encore's then current holding, equals 18% of our outstanding common stock. At the present time, Encore holds 22% of our outstanding common stock.

                On December 21, 2001, we entered into a similar agreement (the "Rashid Release Agreement") with Sheikh Mohammed Al Rashid. Mr. Rashid released us from all prior known and unknown claims, including, those relating to certain loan and other transactions we entered into with Mr. Rashid in November 1999, and modified in June 2001. In exchange for the release, we agreed that if at the time we have received the Equity Infusion, Mr. Rashid's percentage ownership interest in our equity securities (as adjusted for any stock splits, combinations, etc) constitutes less than 13% of our then issued and outstanding shares of common stock, we will issue Mr. Rashid a number of shares of common stock which when added to Mr. Rashid's then current holding, equals 13% of our outstanding common stock. At the present time, Mr. Rashid holds 18% of our outstanding common stock, and serves as one of our directors.

ITEM 6.  RESIGNATION OF DIRECTORS AND APPOINTMENT OF NEW DIRECTORS

Appointment of Directors

         On December 21, 2001, we appointed Madhava Rao Mankal, our chief financial officer, and George Moseman, to serve as directors along with our current director, Sheikh Mohammed Al Rashid.

     MADHAVA RAO MANKAL, age 50, has served as Chief Financial Officer of SJPI since May 1999. Prior to that, he served as Controller of American Power
Products, Inc. from July 1997 to May 1999, and Manager at American Power Products, Inc., from September 1994 to July 1997. He has international experience in various manufacturing industries as Controller for over 20 years including Financial Advisor, New Halfa Agricultural Corporation, Government of Sudan (Rehabilitation Project Management Unit, World Bank). He has Bachelors degree in Commerce, Certificate from Institute of Chartered Accountants of India, Certificate from Institute of Cost Accountants of India.

     GEORGE MOSEMAN IV, age 54, has previously worked in New York City for Lehman Brothers and Smith Barney/Shearson in the early to mid-nineties. Mr. Moseman returned to the Los Angeles area and worked for Tradeway Securities, becoming a partner in the Irvine, CA office in 1996. In 1997, Mr. Moseman resigned from Tradeway to become marketing director of Sonic Jet Performance, Inc. In 1998, Mr. Moseman accepted the position of national marketing director of Lamborghini of North America, who, at the time, was closely affiliated with Sonic Jet Performance on a number of special projects. For the past three years, Mr. Moseman has worked as an investment banker as well as a consultant specializing in foreign companies wishing to establish a presence in the U.S. through mergers or strategic alliances. Mr. Moseman attended the University of Michigan.

     SHEIKH MOHAMMED AL RASHID, age 56, For more than five years, Sheikh Mohammed has been an independent businessman, with investments and operations in a wide range of industries, including the real estate, commercial trading, cement and light industries. Sheikh Mohammed is a member of the Board of Directors of Bin Sulaiman Company. He was educated in Saudi Arabia, Egypt, and England.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a) Exhibits:


 3.1.    Certificate of Designation for Series B Convertible Preferred Stock

 3.2.    Certificate of Designation for Series C Convertible Preferred Stock

10.1 Series B Convertible Preferred Stock Purchase between Ashford Capital, LLC and Sonic Jet Performance, Inc.

10.2 Series C Convertible Preferred Stock Purchase between Ashford Capital, LLC and Sonic Jet Performance, Inc.

10.3 Letter Agreement between Sonic Jet Performance, Inc., and Encore Capital Management, LLC, JNC Opportunity Fund, Ltd. and JNC Strategic Fund, Ltd.

10.4 Letter Agreement between Sonic Jet Performance, Inc. and Sheikh Mohammad Al Rashid.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     SONIC JET PERFORMANCE, INC.

     By: /s/ Madhava Rao Mankal
         --------------------------------                Date:  January 4, 2001
            Madhava Rao Mankal, Secretary